                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 April 23, 2003


                                CABOT CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-5667                 04-2271897
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


         TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
              (Address of principal executive offices) (Zip Code)

                                 (617) 345-0100
              (Registrant's telephone number, including area code)



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Item 7. Financial Statements and Exhibits.

     (c) Exhibits

         99.1 - - Press release issued by Cabot Corporation on April 23, 2003.

Item 9. Regulation FD Disclosure.

         In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

         On April 23, 2003, Cabot Corporation issued a press release announcing its earnings for the second quarter of fiscal year 2003. A copy of the press release is furnished herewith as Exhibit 99.1. The press release, which announces earnings of $0.33 per diluted common share for the second quarter of the fiscal quarter, also reports earnings from continuing operations before special items, a non-GAAP measure, of $0.54 per diluted common share for the quarter. As stated in the press release and indicated in the footnotes to the financial statements included therein, the special items before income taxes amounted to $22 million in the aggregate, and are identified in the table below. Cabot provided earnings from continuing operations before special items because it eliminates the effect of items that management does not believe are indicative of the Company's ongoing operations.

FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002:              2003        2002
                                                                 ----        ----
(In Millions)

Net income                                                       $ 23       $ 26

Special Items (before income taxes)
     Investment impairment charges                                (22)        --
     Asset impairment charges                                      --         (2)
     Severance charges and other cost reduction initiatives        (1)        --
     Insurance recoveries                                           1         --
     Other non-operating special items                             --         (1)
     Income tax associated with special items                       7          1
                                                                 ----       ----
Net income before special items                                  $ 38       $ 28
                                                                 ====       ====

FOR THE SIX MONTHS ENDED MARCH 31, 2003 AND 2002:                2003       2002
                                                                 ----       ----
(In Millions)

Net income                                                       $ 57       $ 64

Special Items (before income taxes)
     Investment impairment charges                                (22)        --
     Asset impairment charges                                      --         (2)
     Severance charges and other cost reduction initiatives        (1)        --
     Insurance recoveries                                           1         --
     Other non-operating special items                             --         (1)
     Income tax associated with special items                       7          1
                                                                 ----       ----
Net income before special items                                  $ 72       $ 66
                                                                 ====       ====

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CABOT CORPORATION

                                       By: /s/ JOHN A. SHAW
                                          -----------------------------------
                                          Name:  John A. Shaw
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

Date: April 23, 2003

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                                INDEX TO EXHIBIT

Exhibit
Number              Title
------              -----
99.1                Press release issued by Cabot Corporation on April 23, 2003.

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